UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 18, 2024
(Date of earliest event reported)

3650R 2022-PF2 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001948175)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Column Financial, Inc.

(Central Index Key Number 0001628601)

(Exact name of sponsor as specified in its charter)

3650 REIT Commercial Mortgage Securities II LLC

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001856217)

Delaware                                                       333-255181-02                        86-3132877 __________

(State or other jurisdiction of incorporation)(Commission File No.)(IRS Employer Identification No.)

2977 McFarlane Road, Suite 300

Miami, Florida 33133

(Address of principal executive offices of registrant)

(310) 862-9994

Registrant’s telephone number, including area code

                                                            Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

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Item 8.01.                  Other Events.

On March 18, 2024, an agreement (the “Amended and Restated Agreement Between Noteholders”) amending the Meadowood Mall Intercreditor Agreement previously filed as Exhibit 4.15 to the Form 8-K dated and filed on November 30, 2022 under Commission File No. 333-255181-02, with respect to the 3650R 2022-PF2 Commercial Mortgage Trust, was entered into between Wells Fargo Bank, National Association, as master servicer on behalf of Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Wells Fargo Commercial Mortgage Trust 2021-C61, Commercial Mortgage Pass-Through Certificates, Series 2021-C61, as Note A-1 Holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of BBCMS Mortgage Trust 2022-C15, Commercial Mortgage Pass-Through Certificates, Series 2022-C15, as Note A-2 Holder, KeyBank National Association, as master servicer on behalf of Wilmington Trust, National Association, as trustee for the benefit of the registered holders of BMO 2022-C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C1, as Note A-3 Holder, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of 3650R 2022-PF2 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-PF2, as Note A-4-A Holder, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V2, as Note A-4-B Holder, and 3650 Cal Bridge Reno LLC, as Note B Holder.  The purpose of the amendment is to reflect the creation of the Replacement Notes pursuant to Section 38 of the Amended and Restated Agreement Between Noteholders and to correct a scriveners error necessary to conform the principal allocations in the Amended and Restated Agreement Between Noteholders to the principal allocations required under the terms of the Mortgage Loan Agreement, which allocation is consistent with the manner in which principal has been allocated during the term of the Mortgage Loan.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Amended and Restated Agreement Between Noteholders filed as Exhibit 4.1 to this Form 8-K.

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 Item 9.01.        Financial Statements and Exhibits.

            (d)        Exhibits

Exhibit No.       Description

Exhibit 4.1       Amended and Restated Agreement Between Noteholders, entered into March 18, 2024 and dated as of November 5, 2021, between Wells Fargo Bank, National Association, as master servicer on behalf of Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Wells Fargo Commercial Mortgage Trust 2021-C61, Commercial Mortgage Pass-Through Certificates, Series 2021-C61, as Note A-1 Holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of BBCMS Mortgage Trust 2022-C15, Commercial Mortgage Pass-Through Certificates, Series 2022-C15, as Note A-2 Holder, KeyBank National Association, as master servicer on behalf of Wilmington Trust, National Association, as trustee for the benefit of the registered holders of BMO 2022-C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C1, as Note A-3 Holder, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of 3650R 2022-PF2 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-PF2, as Note A-4-A Holder, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V2, as Note A-4-B Holder, and 3650 Cal Bridge Reno LLC, as Note B Holder.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 20, 2024                                                  3650 REIT COMMERCIAL MORTGAGE SECURITIES II LLC

By:    /s/ Tobin Cobb

              Name: Tobin Cobb
              Title:  Authorized Signatory